Notes to the Consolidated Financial Statements	12 Months Ended
Dec. 31, 2022
Notes to the Consolidated Financial Statements
Notes to the Consolidated Financial Statements

On February 7, 2023, the Board of Directors established and authorized the publication of the Consolidated Financial Statements of TotalEnergies SE for the year ended December 31, 2022, which will be submitted for approval to the Shareholders’ Meeting to be held on May 26, 2023.

Basis of preparation of the consolidated financial statements

The Consolidated Financial Statements of TotalEnergies SE and its subsidiaries (the Company) are presented in U.S. dollars and have been prepared on the basis of IFRS (International Financial Reporting Standards) as adopted by the European Union and IFRS as issued by the IASB (International Accounting Standard Board) as of December 31, 2022.

The accounting principles applied for the consolidated financial statements at December 31, 2022, were the same as those that were used for the financial statements at December 31, 2021, except for amendments and interpretations of IFRS which were mandatory for the periods beginning after January 1, 2022 (and not early adopted by TotalEnergies). Their application did not have a significant impact on the financial statements as of December 31, 2022.

As of January 1, 2020, TotalEnergies early adopted the amendments to IFRS 7 and IFRS 9 relating to the interest rate benchmark reform phase II. In particular, these amendments allow to maintain the hedge accounting qualification of interest rate derivatives. As part of this transition, TotalEnergies set up a working group in order to cover all aspects relating to the IBOR reform and its impacts.

As of December 31, 2022, the transition to IBOR indices had no notable impact on the financial instruments managed by TotalEnergies’s treasury, the main USD LIBOR maturities, including the 3-month USD LIBOR, continuing to be published until June 2023. In addition, the EONIA rate was published for the last time on January 3, 2022 and replaced by the ESTR rate. This change had a non-material impact on the remuneration of cash collateral exchanged with clearing houses. Bonds and associated derivatives impacted by the IBOR reform are presented in Note 15.1 “Financial debt and derivative financial instruments”. In this context, the financing contracts for the Company’s projects continue to be amended in accordance with the recommendations of regulators and according to the required schedule.

Major judgments and accounting estimates

The preparation of financial statements in accordance with IFRS for the closing as of December 31, 2022 requires the General Management to make estimates, assumptions and judgments that affect the information reported in the Consolidated Financial Statements and the Notes thereto.

These estimates, assumptions and judgments are based on historical experience and other factors believed to be reasonable at the date of preparation of the financial statements. They are reviewed on an on-going basis by General Management and therefore could be revised as circumstances change or as a result of new information.

Different estimates, assumptions and judgments could significantly affect the information reported, and actual results may differ from the amounts included in the Consolidated Financial Statements and the Notes thereto.

The following summary provides further information about the key estimates, assumptions and judgments that are involved in preparing the Consolidated Financial Statements and the Notes thereto. It should be read in conjunction with the sections of the Notes mentioned in the summary.

➢	Estimation of hydrocarbon reserves

The estimation of oil and gas reserves is a key factor in the Successful Efforts method used by TotalEnergies to account for its oil and gas activities.

TotalEnergies’ oil and gas reserves are estimated by TotalEnergies’ petroleum engineers in accordance with industry standards and SEC (U.S. Securities and Exchange Commission) regulations.

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geosciences and engineering data, can be determined with reasonable certainty to be recoverable (from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations), prior to the time at which contracts providing the rights to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation.

Proved oil and gas reserves are calculated using a 12-month average price determined as the unweighted arithmetic average of the first-day-of-the-month price for each month of the relevant year unless prices are defined by contractual arrangements, excluding escalations based upon future conditions. TotalEnergies reassesses its oil and gas reserves at least once a year on all its properties.

The Successful Efforts method and the mineral interests and property, plant and equipment of exploration and production are presented in Note 7 “Intangible and tangible assets”.

➢	Impairment of property, plant and equipment, intangible assets and goodwill

As part of the determination of the recoverable value of assets for impairment (IAS 36), the estimates, assumptions and judgments mainly concern hydrocarbon prices scenarios, operating costs, production volumes and oil and gas proved and probable reserves, refining margins and product marketing conditions (mainly petroleum, petrochemical and chemical products as well as renewable industry products). The estimates and assumptions used by the executive management are determined in specialized internal departments in light of economic conditions and external expert analysis. The discount rate is reviewed annually.

In 2020, in line with its new Climate Ambition announced on May 5, 2020, which aims at carbon neutrality, TotalEnergies had reviewed its oil assets that could be qualified as “stranded”, and therefore had decided to impair its oil sands assets in Canada.

Impairment of assets and the method applied are described in Note 3 "Business segment information".

➢	Climate change and energy transition

Climate change and the energy transition were considered in preparing the Consolidated Financial Statements. They may have significant impacts on the value of TotalEnergies's assets and liabilities mentioned below, and on similar assets and liabilities that may be recognized in the future.

TotalEnergies supports the goals of the 2015 Paris Agreement, which calls for reducing greenhouse gas emissions in the context of sustainable development and the fight against poverty, and which aims to keep the increase in average global temperatures well below 2°C compared to pre-industrial levels.

TotalEnergies wants to rise to the dual challenge of meeting the energy needs of a growing world population while reducing global warming, and play an active role in the transformation that is underway in the energy industry, by transforming itself and becoming a broad energy company, capable of producing and selling the low-carbon molecules and electrons that the energy transition needs.

TotalEnergies has embedded the changing energy markets into its strategy by investing in renewables and electricity, developing the production of biofuels, biogas and low-carbon hydrogen, favoring the use of natural gas, the transition fuel whose flexibility offers a lower carbon alternative to coal for electricity production and helps to mitigate the intermittency of solar and wind energies, targeting its investments in low-cost and low-emission oil, and developing nature-based carbon storage solutions as well as CO2 capture and sequestration.

TotalEnergies is committed to reducing its carbon footprint caused by the production, processing and supply of energy to its customers. Although the pace of the transition will depend on public policy, consumption patterns and resulting demand, TotalEnergies has set itself the mission to offer its customers energy products that are affordable and generate less CO2 and to support its partners and suppliers in their own low-carbon strategies.

TotalEnergies’ ambition is to get to Net Zero by 2050, together with society. As in 2021, the Board of Directors submitted a Sustainability & Climate - Progress Report 2022 to a consultative vote of the Shareholders of TotalEnergies at the Combined Shareholders’ Meeting of May 25, 2022. This report gives an account of the progress made in the implementation of the Company’s ambition in terms of sustainable development and energy transition towards carbon neutrality, and with regards to its related objectives for 2030, and it also completes this ambition (resolution approved by 89% of votes).

TotalEnergies evaluates the solidity of its portfolio, particularly new material capital expenditure investments, on the basis of relevant scenarios and sensitivity tests. Each material capex investment, including in the exploration, acquisition or development of oil and gas resources, as well as in other energies and technologies, is subject to an evaluation that takes into consideration the objectives of the Paris Agreement, each new investment thus enhancing the resilience of the Company’s portfolio.

Economic criteria are analyzed as part of a price scenario for oil and gas that is compatible with the Paris agreement goals (Brent at 50$/b under the IEA APS scenario and Henry Hub at $3 per Mbtu). Even if CO2 pricing does not currently apply in all of the Company’s host countries, TotalEnergies includes as a base case in its investment criteria a minimum CO2 price of 100$/t (or the applicable price in a given country, if it is higher), and beyond 2028, the CO2 price is inflated by 2% per year. For investments in upstream oil & gas projects, TotalEnergies focuses on value creation and cash generation over volume, and the Company prioritizes projects with low technical costs (less than $20/b for operating costs plus investment costs) or low-breakeven points (less than $30/b, taxes included) and a profitability that exceeds an internally defined threshold. CCS and NBS projects are evaluated on the basis of the actual cost of one ton of CO2 (internal threshold in $/tCO2). As for projects in renewable energies, they are evaluated on their ability to generate a return on equity higher than 10%.

All oil and gas projects must help to lower the average intensity of greenhouse gas emissions (Scope 1+2) in their respective category. Currently, that means:

–	For new oil and gas projects (greenfield and acquisitions), the intensity of Scope 1+2 greenhouse gas is compared depending on their nature, to the intensity of the average greenhouse gas to the Company’s Upstream production assets or that of various Downstream units (LNG plants, refineries).
–	For additional investments in existing assets (brownfield projects), the investment must lower the Scope 1+2 emissions intensity of the asset in question.
–	For projects involving other energies and technologies (biofuels, biogas, CCS, etc.), the greenhouse-gas emissions reductions are assessed based on their contribution to reducing the Company's emissions.

Besides, as described in note 3. D "Impairment of assets", in order to ensure the resilience of its assets recognized on the balance sheet, the oil price trajectory retained by the Company for the computation of its impairments converges in the long term towards the price retained in 2050 by the IEA’s NZE scenario, i.e. $24.52022/b; the prices retained for gas, the transition fuel, stabilize between now and 2027 and until 2040 at lower levels than current prices and converge towards the IEA's NZE scenario prices in 2050.

The strategy is implemented in the long-term plan of the Company, which is forecasted for a 5-year period, updated every year, and approved by the Board of Directors.

It reflects the economic environment, the ambition of the Company on carbon neutrality (Net Zero emissions) together with society, the related targets by 2030 and the current dynamics of energy transition, knowing that there is still significant uncertainty on the path to energy transition that the various countries will take.

The financial statements of TotalEnergies are prepared in coherence with the main technical and economic assumptions of the long-term plan and the objectives stated above.

They are also sensitive to various environmental considerations, including oil & gas prices and refining margins, as well as technical parameters, such as the estimation of hydrocarbons reserves. In particular, the selected assumptions and estimates have an impact on hydrocarbons reserves, the useful life of assets, the impairment of assets and provisions.

Asset impairments

The energy transition is likely to have an impact on future oil and gas prices and therefore on the recoverable amount of intangible assets and property, plant and equipment in the oil and gas industry.

The principles applied in determining the recoverable amounts are as follows:

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The future cash flows were determined using the assumptions included in the 2023 budget and in the long-term plan of the Company approved by the Executive Committee and the Board of Directors. These assumptions, in particular including operational costs, estimation of oil and gas reserves, future volumes produced and marketed, represent the best estimate from the Company Management of economic and technical conditions over the remaining life of the assets.

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The Company, notably relying on data on global energy demand from the “World Energy Outlook” issued by the IEA since 2016, and on its own supply and demand assessments, determines oil & gas prices scenarios based on assumptions about the evolution of core indicators of the Upstream activity (demand for hydrocarbons in different markets, investment forecasts, decline in production fields, changes in oil & gas reserves and supply by area and by nature of oil & gas products), of the Downstream activity (changes in refining capacity and demand for petroleum products) and by integrating “climate” challenges.

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These price scenarios, first prepared within the Strategy & Markets Division, are also reviewed with the Company segments which bring their own expertise. They also integrate studies issued by international agencies, banks and independent consultants. They are then approved by the Executive Committee and the Board of Directors.

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The IEA 2022 World Energy Outlook anticipates three scenarios that are key references for the Company: the STEPS (Stated Policies Scenario) and APS (Announced Pledges Scenario) for the short/mid-term and the NZE (Net Zero Emissions by 2050) for the long-term.

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The STEPS only includes climate actions already implemented to date around the world and those under development. The APS also takes into account climate ambitions declared to date in the world, including the NDCs (Nationally Determined Contributions) and carbon neutrality ambitions. It is considered by the IEA to be compatible with the Paris Agreement. The IEA's NZE is understood as the set of actions to be taken to be compatible with a 1.5°C scenario in 2050 (without overshooting). This normative scenario does not predict oil demand in the short and medium term, and therefore the price scenarios it proposes, particularly in the short and medium term, do not include a "realistic" evolution of demand. In fact, this scenario predicts that oil demand will fall by 20% between 2020 and 2030, whereas, according to the Company's projections and those of most energy companies and consultants, demand will stabilize between 2025 and 2030, before declining from 2030 onwards.

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Beyond the 2020-2030 decade, the oil price trajectory retained by the Company converges in the long term, to the price retained in 2050 by the IEA's NZE scenario, i.e $24.52022/b. The prices retained for gas, the transition fuel, stabilize between now and 2027 and until 2040 at lower levels than the current prices and converge towards the IEA's NZE scenario prices in 2050.

The oil price trajectories adopted by the Company are based on the following assumptions:

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Oil demand has experienced sustained growth after the Covid crisis as the global economic recovery generated strong tensions on energy prices from mid-2021 onwards, exacerbated in 2022 by the war in Ukraine. Despite the risks of recession in Europe in particular, global liquid demand in 2023 is expected to be higher than in 2019 pre-crisis, notably thanks to the end of lockdown measures in China allowing the restart of industrial activity. It should continue to grow until 2030, in a context of sustained growth in global energy demand. Indeed, population growth and rising living standards, particularly in emerging countries, should sustain oil consumption, despite the gradual electrification of transport and efficiency gains in combustion engines, mainly in developed countries. As for oil supply, it is marked by historic production cuts decided (and implemented) by OPEP+ members and by the difficulties encountered by some non-OPEP+ producers. In the US, while production in 2023 is expected to be slightly higher than in 2019, doubts remain about the capacity for further growth in shale oil in subsequent years. The Company maintains its analysis that the weakness of investment oil upstream since 2015, accentuated by the health and economic crisis of 2020 and the natural decline of fields currently in production, leads to a global supply-demand balance that will remain tight until 2030. Thus the Brent price scenario used to determine the value in use of the CGUs assumes a stable price of $702022/b from 2023 to 2030. The developments observed at the end of 2022, in particular the resurgence of the Covid pandemic in China, could slow down the Chinese economic recovery, and therefore justify this price level from 2023.

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Beyond 2030, given technological developments, particularly in the transport sector, oil demand should have reached its peak and the selected price scenario decreases linearly to reach $502022/b in 2040 and then $24.52022/b in 2050, in line with the NZE scenario.

The average Brent prices over the period 2023-2050 thus stands at $53.92022/b.

For natural gas, the transition fuel, the price trajectory adopted by the Company is based on the following assumptions:

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Natural gas demand in 2021 has exceeded its pre-crisis level with very strong tensions on prices in Europe and, by extension, in Asia through LNG prices, following the cuts in Russian pipe gas imports that began at the end of 2021 and continued in 2022 with the complete shutdown of the Nordstream. Global gas demand in 2022 is estimated to be almost at the level of 2021. The Company anticipates stable demand in 2023 with the recourse to American LNG to replace Russian gas in Europe, still in competition with Asia. The Company thus anticipates a return in 2023 to higher prices than before the crisis on the Asia, Europe and USA hubs, but not to the same levels as the highs reached in the third quarter of 2022. Thereafter, natural gas demand would be driven by the same fundamentals as oil (decrease in Europe but resistance in Asia-Pacific), plus its substitution for coal in power generation and by its role as a flexible and controllable source to mitigate the intermittent use and seasonality of renewable energies. The abundant global supply and the growth of liquefied natural gas would, however, limit the potential for higher gas prices. Beyond 2040, with the development of renewables including storage and hydrogen, gas demand is expected to stabilize.

In this context, the gas price level used to determine the value in use of the CGUs concerned is as follows:

-	On the NBP quotation (Europe): $202022/Mbtu in 2023, $172022/Mbtu in 2024, $142022/Mbtu in 2025, $112022/Mbtu in 2026, then $82022/Mbtu between 2027 and 2040.
-	On the Henry Hub quotation (United States): $32022/Mbtu between 2023 and 2040.
-	On the DES Japan (Asia) quotation: $212022/Mbtu in 2023, $182022/Mbtu in 2024, $152022/Mbtu in 2025, $122022/Mbtu in 2026, then $92022/Mbtu between 2027 and 2040.

From 2040 onwards, the price trajectory converges towards the price retained in 2050 by the NZE scenario, i.e. $3.92022/Mbtu for NBP, $1.82022/Mbtu for Henry Hub and $5.22022/Mbtu DES Japan (Asia).

The future operational costs were determined by taking into account the existing technologies, the fluctuation of prices for petroleum services in line with market developments and the internal cost reduction programs effectively implemented.

The determination of value in use also takes into account on all assets a minimum CO2 cost of $100/t or the applicable price in a given country, if it is higher. Beyond 2028, the CO2 price is inflated by 2% per year.

The future cash flows are estimated over a period consistent with the life of the assets of the CGUs. They are prepared post-tax and take into account specific risks related to the CGUs' assets. They are discounted using an 8% post-tax discount rate, this rate being the weighted-average cost of TotalEnergies capital estimated from historical market data. This rate was 7% in 2021 and 2020. The value in use calculated by discounting the above post-tax cash flows using an 8% post-tax discount rate is not materially different from the value in use calculated by discounting pre-tax cash flows using a pre-tax discount rate determined by an iterative computation from the post-tax value in use. These pre-tax discount rates generally range from 7% to 14%.

Asset impairments are subject to sensitivity testing. In particular, upstream assets are tested as follows:

●	Decreases of -10% and -20% in the hydrocarbon’s prices, over the duration of the price scenario.
●	Consideration of a CO2 cost of $200/t, inflated by 2% per year from 2028 onwards for all assets.
●	Increase or decrease of 1% in the discount rate of future cash flows.

Finally, in June 2020, TotalEnergies also reviewed its upstream assets that can be qualified as “stranded”, meaning with reserves beyond 20 years and high production costs, whose overall reserves may therefore not be produced by 2050. The only projects concerned are the Fort Hills and Surmont oil sands projects in Canada. TotalEnergies has decided to take only proved reserves into account for impairment testing on these two assets - contrary to general practice which considers proved and probable reserves - and to approve no new projects for increasing the capacity of these Canadian oil sand assets.

The Company’s strategy of focusing new oil investments on low carbon intensity projects also led it to exit from extra heavy crude oil assets in Venezuela’s Orinoco Belt in 2021.

The characteristics of TotalEnergies' portfolio mitigate the risk of having stranded assets in the future if a structural decline in demand for hydrocarbons occurs due to stricter global environmental regulations and constraints and a resulting change in consumer preferences.

The Company will continue to review price assumptions as the energy transition progresses and this may result in additional impairment charges in the future.

The effect of asset impairments on TotalEnergies' financial statements and the associated sensitivity calculations are detailed in note 3.D Asset impairment

Exploration assets

The energy transition could affect the future development or economic viability of certain exploration assets.

TotalEnergies applies IFRS 6 “Exploration for and Evaluation of Mineral Resources”. Oil and gas exploration and production properties and assets are accounted for in accordance with the Successful Efforts method.

Exploratory wells are capitalized and tested for impairment on an individual basis as follows:

-	Costs of exploratory wells which result in proved reserves are capitalized and then depreciated using the unit-of-production method based on proved developed reserves;
-	Costs of exploratory wells are capitalized as work in progress until proved reserves have been found, if both of the following conditions are met:
◾	The well has found a sufficient quantity of reserves to justify, if appropriate, its completion as a producing well, assuming that the required capital expenditures are made;
◾

TotalEnergies is making sufficient progress assessing the reserves and the economic and operating viability of the project. This progress is evaluated on the basis of indicators such as whether additional exploratory works are under way or firmly planned (wells, seismic or significant studies), whether costs are being incurred for development studies and whether TotalEnergies is waiting for governmental or other third-party authorization on a proposed project, or availability of capacity on an existing transport or processing facility.

Costs of exploratory wells not meeting these conditions are charged to exploration costs.

These assets will continue to be carefully reviewed as the energy transition progresses, in line with the resulting capital expenditure allocation policy.

The effect of exploration activities on the financial statements of TotalEnergies is detailed in note 7.2 Property, plant and equipment.

Intangible and tangible assets - depreciation and useful lives

The energy transition may curtail the useful life of oil and gas assets, thereby increasing the annual depreciation charges related to these assets.

The following accounting principles are applied to the hydrocarbon production assets of exploration and production activities:

Unproved mineral interests are tested for impairment based on the results of the exploratory activity or as part of the impairment tests of the cash-generating units to which they are allocated.

Unproved mineral interests are transferred to proved mineral interests at their net book value as soon as proved reserves are booked.

Proved mineral interests are depreciated using the unit-of-production method based on proved reserves.

The corresponding expense is recorded as depreciation of tangible assets and mineral interests.

Development costs of oil and gas production facilities are capitalized. These costs include borrowing costs incurred during the period of construction and the present value of estimated future costs of asset retirement obligations.

The depletion rate of development wells and of production assets is equal to the ratio of oil and gas production for the period to proved developed reserves (unit-of-production method).

In the event that, due to the price effect on reserves evaluation, the unit-of-production method does not reflect properly the useful life of the asset, an alternative depreciation method is applied based on the reserves evaluated with the price of the previous year. This was the case for fiscal year 2020 where the method of unit-of-production depreciation was applied to all assets over 2020 based on proved reserves measured with the price used in 2019. As of December 31, 2021, and December 31, 2022, this alternative method is not applied as, given the price used to assess the reserves, the unit-of-production method correctly reflects the useful life of the assets.

With respect to phased development projects or projects subject to progressive well production start-up, the fixed assets’ depreciable amount, excluding production or service wells, is adjusted to exclude the portion of development costs attributable to the undeveloped reserves of these projects.

With respect to production sharing contracts, the unit-of-production method is based on the portion of production and reserves assigned to TotalEnergies taking into account estimates based on the contractual clauses regarding the reimbursement of exploration, development and production costs (cost oil/gas) as well as the sharing of hydrocarbon rights after deduction of cost oil (profit oil/gas).

Hydrocarbon transportation and processing assets are depreciated using the unit-of-production method based on throughput or by using the straight-line method whichever best reflects the economic life of the asset.

Given the characteristics of the Company’s portfolio of oil & gas assets, its current value on the balance sheet will be almost entirely depreciated by 2040.

Consequently, TotalEnergies does not anticipate significant changes in the useful life of its existing oil and gas assets that would represent an element of significant judgment impacting its consolidated accounts in the future.

The impact of the depreciation of oil and gas assets on the financial statements of TotalEnergies is detailed in notes 7.1 Intangible assets and 7.2 Property, plant and equipment.

Asset retirement obligations

The energy transition may bring forward asset retirement obligations of certain oil and gas assets, thereby increasing the present value of the associated provisions.

Asset retirement obligations, which result from a legal or constructive obligation, are recognized based on a reasonable estimate in the period in which the obligation arises.

The associated asset retirement costs are capitalized as part of the carrying amount of the underlying asset and depreciated over the useful life of this asset.

An entity is required to measure changes in the liability for an asset retirement obligation due to the passage of time (accretion) by applying a discount rate to the amount of the liability. Given the long-term nature of expenditures related to our asset retirement obligations, the rate is determined by reference to the rates of high quality AA-rated corporate bonds on the USD area for a long-term horizon. The increase of the provision due to the passage of time is recognized as “Other financial expense”.

The discount rate used for the valuation of asset retirement obligation is 4% in 2022 and 3% in 2021 and in 2020 (the expenses are estimated at current currency values with an inflation rate of 2% in 2022 and 1.5% in 2021 and in 2020).

In upstream activities, in application of its internal procedures, TotalEnergies regularly reviews, on an asset-by-asset basis, the estimate of its future asset retirement costs, as well as the date at which work will be performed. The assets and liabilities recognized in respect of retirement obligations under these rules as described in note 12.1 Provisions and other non-current liabilities are adjusted accordingly.

The Company will continue to review its estimates of both costs and the maturity of commitments  on a regular basis and will take into account any significant impact that may result from changes in these parameters in the future.

The effect of the asset retirement obligations on the financial statements of TotalEnergies and the associated sensitivity calculations are detailed in note 12.1 Provisions and other non-current liabilities. A maturity schedule of these obligations is presented in note 13.1 Off-balance sheet commitments and contractual obligations.

➢	Employee benefits

The benefit obligations and plan assets can be subject to significant volatility due in part to changes in market values and actuarial assumptions. These assumptions vary between different pension plans and thus take into account local conditions. They are determined following a formal process involving expertise and TotalEnergies internal judgments, in financial and actuarial terms, and also in consultation with actuaries and independent experts.

The assumptions for each plan are reviewed annually and adjusted if necessary to reflect changes from the experience and actuarial advice. The discount rate is reviewed quarterly.

Payroll, staff and employee benefits obligations and the method applied are described in Note 10 “Payroll, staff and employee benefits obligations”.

➢	Asset retirement obligations

Asset retirement obligations, which result from a legal or constructive obligation, are recognized based on a reasonable estimate in the period in which the obligation arises.

This estimate is based on information available in terms of costs and work program. It is regularly reviewed to take into account the changes in laws and regulations, the estimates of reserves and production, the analysis of site conditions and technologies.

The discount rate is reviewed annually.

Asset retirement obligations and the method used are described in Note 12 “Provisions and other non-current liabilities”.

➢	Income Taxes

A tax liability is recognized when in application of a tax regulation, a future payment is considered probable and can be reasonably estimated. The exercise of judgment is required to assess the impact of new events on the amount of the liability.

Deferred tax assets are recognized in the accounts to the extent that their recovery is considered probable. The amount of these assets is determined after taking into account deferred tax liabilities with comparable maturity, arising from the same entities and tax regimes. It takes into account existing taxable profits and future taxable profits which estimation is inherently uncertain and subject to change over time. The exercise of judgment is required to assess the impact of new events on the value of these assets and including changes in estimates of future taxable profits and the deadlines for their use.

In addition, these tax positions may depend on interpretations of tax laws and regulations in the countries where TotalEnergies operates. These interpretations may have uncertain nature. Depending on the circumstances, they are final only after negotiations or resolution of disputes with authorities that can last several years.

Incomes taxes and the accounting methods are described in Note 11 “Income taxes”.

➢	Russian-Ukrainian conflict

The consolidated financial statements as of December 31, 2022 are impacted by the Russian-Ukrainian conflict.

Since February 2022, Russia’s invasion of Ukraine led European and American authorities to adopt several sets of sanctions measures targeting Russian and Belarusian persons and entities, as well as the financial sector.

On March 2022, TotalEnergies announced that, given the uncertainty created by the technological and financial sanctions on the ability to carry out the Arctic LNG 2 project currently under construction and their probable tightening with the worsening conflict, TotalEnergies SE had decided to no longer book proved reserves for the Arctic LNG 2 project.

Early April 2022, new sanctions were effectively adopted by the European authorities, notably prohibiting export from European Union countries of goods and technology for use in the liquefaction of natural gas benefiting a Russian company. It appeared that these new prohibitions constitute additional risks on the execution of the Arctic LNG 2 project.

The potential impact of international sanctions on the value of TotalEnergies' stake in Novatek led the Company to identify indications of impairment. The impairment tests performed in order to determine the value in use based on future cash flows, taking into account assumptions reflecting the impact of the sanctions on future cash flows, led TotalEnergies to record impairment charges in the second quarter and again in the third quarter of 2022.

In addition, on July 18, 2022, TotalEnergies agreed to sell to Novatek TotalEnergies' 49% interest in Terneftegaz, which operates the Termokarstovoye gas and condensates field in Russia. This transfer was finalized on September 15, 2022.

Finally on December 9, 2022, the Board of Directors of TotalEnergies decided to withdraw the representatives of the Company from the Board of Directors of PAO Novatek with immediate effect.

These events had the following impacts on the 2022 consolidated financial statements.

-	TotalEnergies recorded, in its accounts as of March 31, 2022, an impairment of $(4,095) million, concerning notably Arctic LNG 2.
-	The Company recorded, in its accounts of the second and third quarter, of 2022, impairments of $(3,513) million and $(3,056) million respectively mainly concerning Novatek.
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At the end of the fourth quarter of 2022, the criteria for significant influence no longer being met under IAS 28 “Investments in associates and joint ventures”, TotalEnergies’ 19.4% stake in Novatek is no longer accounted for under the equity method in the Company’s accounts. This led to the recognition of a supplementary impairment loss of $(4,092) million in the fourth quarter of 2022 financial statements.

-In this context, the Company has ensured that there no impairment needed to be recognized on Yamal LNG, by testing the value of its equity accounted investment.

In total, the impact of impairments and provisions recorded in 2022 in relation to the Russian-Ukrainian conflict amounts to $(14,756) million in net income, TotalEnergies share.

The table below presents the contribution of Russian assets to the key income and cash flow indicators:

Russian Upstream Assets (M$)	2022	2021
Net income (share) TotalEnergies	(11,578)	1,995
Operating cash flow	1,480	1,163

The Capital Employed[1] by TotalEnergies in Russia as of December 31, 2022 was $2,874 million.

	As of	As of
	December 31, 2022	December 31, 2021
PAO Novatek	–	6,243
Yamal LNG	4,626	4,333
Arctic LNG 2	–	2,450
Terneftegas	–	573
Kharyaga	–	53
Provisions	(1,752)	–
Total	2,874	13,652

Depending on the developments of the Russian-Ukrainian conflict and the measures that the European and American authorities could be required to take, the activities of TotalEnergies in Russia, in particular those relating to the Yamal LNG asset, could be affected in the future.

Judgments in case of transactions not addressed by any accounting standard or interpretation

Furthermore, when the accounting treatment of a specific transaction is not addressed by any accounting standard or interpretation, the management applies its judgment to define and apply accounting policies that provide information consistent with the general IFRS concepts: faithful representation, relevance and materiality.

[1] Capital employed consists of non-current assets and working capital, at replacement cost, net of deferred taxes and non-current liabilities.